SmartETFs Smart Transportation & Technology ETF

Schedule of Investments

at September 30, 2025 (Unaudited)

Shares	Common Stocks: 96.1%	Value
	Other: 6.2%
2,976	Darling Ingredients Inc.*	$91,869
932	Quanta Services Inc.	386,240
		478,109
	Smart Transportation: 31.8%
1,974	Aptiv PLC*	170,198
18,000	BYD Co. Ltd.	254,899
1,464	Continental AG	96,447
1,093	Daimler Truck Holding AG	44,933
12,000	Denso Corp.	173,289
108,000	Geely Automobile Holdings Ltd.	271,322
6,978	Johnson Matthey PLC	188,605
3,024	Kia Corp.	216,826
2,664	Mercedes-Benz Group AG*	167,215
5,220	Mobileye Global Inc - A*	73,706
4,908	Sensata Technologies Holding	149,939
878	Tesla Inc.*	390,464
9,396	Volvo AB Class B	268,941
		2,466,784

	Technology: 5.8%
1,596	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	445,747

	Transportation Technology: 52.3%
1,536	Alphabet Inc. Class C	374,093
4,152	Amphenol Corp. Class A	513,810
1,026	Analog Devices Inc.	252,088
732	Aumovio SE *	30,178
9,864	Dana Inc.	197,675
856	Eaton Corp. PLC	320,358
3,396	Gentherm Inc.*	115,668
17,544	Hexagon AB Class B	208,505
5,586	Infineon Technologies AG - ADR	217,706
372	LG Chem Ltd.	73,636
2,212	NVIDIA Corp.	412,714
936	NXP Semiconductors NV	213,155
2,520	ON Semiconductor Corp.*	124,261
2,574	Power Integrations Inc.	103,501
10,900	Renesas Electronics Corp.*	125,747
500	Samsung SDI Co., Ltd.	72,983
1,014	Siemens AG	272,825
1,626	Skyworks Solutions Inc.	125,170
1,368	TE Connectivity Ltd.	300,317
		4,054,390

	Total Common Stocks (Cost $6,568,281)	7,445,030

SmartETFs Smart Transportation & Technology ETF

Schedule of Investments

at September 30, 2025 (Unaudited)

Shares	Preferred Stocks: 1.9%	Value
	Preferred Stocks
	Smart Transportation: 1.9%
1,356	Volkswagen AG	$146,383
	Total Preferred Stocks (Cost $277,433)	146,383

	Total Investments (Cost $6,845,714): 98.0%	7,591,413
	Other Assets in Excess of Liabilities: 2.0%	153,938
	Total Net Assets - 100.0%	$7,745,351

*	Non-income producing security.

ADR - American Depository Receipt

PLC - Public Limited Company